UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2010
ARMSTRONG WORLD INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania	17604

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (717) 397-0611
NA
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition.
On March 1, 2010, Armstrong World Industries, Inc. issued a press release regarding its fourth quarter and full year 2009 financial results. The full text of the press release is attached hereto as Exhibit 99.1.
Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)
Due to the heavy travel demands associated with his increased responsibilities at Sun Life Financial, Jon A. Boscia informed the Company on February 26, 2010 that he does not wish to stand for re-election when his term expires. Our annual meeting of shareholders, and annual election of directors, is scheduled for July 2, 2010. Mr. Boscia will continue to serve until his successor is elected and qualified. The Board decided to reduce the number of directors from eleven to ten, effective upon the February 28, 2010 departure of Michael D. Lockhart, former Chairman and Chief Executive Officer. The board has made no other decision regarding any further change in the number of directors.
(d)
Also effective February 28, 2010, the Corporate Governance Principles were amended to provide the positions of Chairman of the Board and Chief Executive Officer may be held by the same person or different persons. Effective March 1, 2010, James J. O’Connor ceased to serve as Lead Director and began to serve as Chairman of the Board of Directors. He will serve in such capacity until his successor has been selected and qualified or until his earlier death, resignation or removal. The Company shall pay to Mr. O’Connor, as compensation for his service as Chairman of the Board of Directors, an amount equal to $160,000 annually, which amount supersedes his lead director annual fee of $20,000; such fee to be split evenly in the form of cash compensation in an amount of $80,000 and in equity of $80,000.
(e)
At a meeting held February 26, 2010, the Company authorized a grant, effective March 2, 2010, of 20,000 restricted shares and 50,000 stock options, to Thomas B. Mangas, Senior Vice President & Chief Financial Officer pursuant to the 2006 Long-Term Incentive Plan (“Plan”). The Plan is incorporated by reference from the 2008 Annual Report on Form 10-K, wherein it appeared as Exhibit 10.13. The shares vest and the options vest and become exercisable in three equal installments at two, three and four years from March 2, 2010. The form of grant letter is attached to this filing as Exhibit 10.1.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

No. 10.1	Form of grant letter dated March 3, 2010 to Thomas B. Mangas.

No. 99.1	Press Release of Armstrong World Industries, Inc. dated March 1, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.
By:	/s/ Jeffrey D. Nickel
Jeffrey D. Nickel
Senior Vice President, General Counsel and Secretary
Date: March 3, 2010

EXHIBIT INDEX

Exhibit No.	Description

No. 10.1	Form of grant letter dated March 3, 2010 to Thomas B. Mangas

No. 99.1	Armstrong World Industries, Inc. press release dated March 1, 2010.